Forward Purchase Contract	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Forward Purchase Contract

11. Forward Purchase Contract

In late 2011, Histogen contracted for research services from EPS Global Research Pte. Ltd. (“EPS”) to conduct clinical trials and compile data from a study in the Philippines of its HSC predecessor that took place in 2011 and 2013. The unpaid amount due for the services was approximately $340 thousand.

On January 26, 2017, Histogen and EPS entered into a Debt Settlement and Conversion Agreement (“Settlement Agreement”) whereby the Company paid $50 thousand and issued EPS 100,000 shares of Series D convertible preferred stock. The Company is required to repurchase the shares at the higher of the remaining balance due, approximately $290 thousand, or the market price of the shares at the time of repurchase, but no later than December 31, 2021. Histogen has the sole option to initiate the timing of the repurchase of the shares before the deadline date.

The Settlement Agreement was treated as debt subject to ASC 470 and a repurchase commitment under ASC 480, Distinguishing Liabilities from Equity, which includes forward purchase contracts. In measuring the gain or loss on the extinguishment of debt under ASC 470, the Company has compared the difference between the net carrying value of the remaining liability against the fair value of the noncash securities, in this case the shares of Series D convertible preferred stock issued to EPS and the forward purchase contract. Based on these parameters, the Company has determined that no gain or loss has been created by the extinguishment of the original liability at January 26, 2017, the date of the agreement, and no effect has been recorded in the consolidated statements of operations.

The Company determined the fair value of the liability to be approximately $290 thousand which is the value as if the repurchase commitment was exercised immediately. As of December 31, 2019 and 2018, the fair value of the EPS forward contract remained at approximately $290 thousand and is included as a component of other liabilities in the accompanying consolidated balance sheets.